[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LICENSE AGREEMENT

This agreement is entered into this 6th day of March, 2009 (“Effective Date”) between NORTH CAROLINA STATE UNIVERSITY, a constituent institution of the University of North Carolina and a nonprofit educational and research institution organized under the laws of North Carolina (“NCSU”), having its principal office at 920 Main Campus Drive, Venture Building II, Suite 400, Campus Box 8210, Raleigh, North Carolina 27695, and 22nd CENTURY LIMITED, LLC, a limited liability company organized under the laws of Delaware (“Licensee”), with its corporate headquarters and its principal office at 8201 Main Street, Suite 6, Williamsville, New York 14221 (“Agreement”).

RECITALS

A.           Dr. Mark Conkling et al. have discovered inventions titled “Altering Nicotine Content in Tobacco by Way of Genetic Engineering” (NCSU File 97-74), “Molecular Decoys for the Genetic Manipulation of Coordinately Regulated Biosynthetic Pathways” (NCSU Invention File #00-05), “A Root Cortex-Specific Promoter for the Root-Specific Expression of Transgenes” (NCSU File #95-104) and “Putrescine N-methyltransferase Promoter” (NCSU File 01-51) (“Inventions”).

B.           NCSU owns certain Patent Rights (defined below) to the Inventions and has the right to grant an exclusive license to each such invention under the Patent Rights.

C.           Licensee, including its predecessors-in-interest, have funded the following sponsored research projects related to the Inventions:
1.	“The Molecular Genetics of Nicotine Biosynthesis in Tobacco Leaves by Genetic Engineering” (NCSU #1997-1555) from June 20, 1997 to June 19, 2001;
2.	“Modulating Nicotine Content of Tobacco by Genetic Engineering: Regulating the Regulators” (NCSU #1999-1701) from August 17, 1999 to August 31, 2002;
3.	“Genetic Transformation of Tobacco for Improved Biomass Production” (NCSU #2006-0279), from August 8, 2005 and due to expire on December 31, 2009; and
4.	“Biomass Production and Chemical Composition of Ultra Low AlkaloidTobacco” (NCSU # 2005-1688), from August 3, 2005 and due to expire on December 31, 2009.

D.           NCSU and  Licensee have entered into the following exclusive license agreements for the Patent Rights:
1.	North Carolina State University License Agreement, effective March 3, 1998 and restated and amended on November 30, 2000 (NCSU # 01377MA);
2.	North Carolina State University License Agreement, effective December 1, 2000 (NCSU # 01378MA);

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3.	North Carolina State University Transferase Expression License Agreement (NCSU #01362MA), effective June 14, 2001 and amended September 23, 2004; and
4.	North Carolina State University Root Cortex License Agreement (NCSU # 01363MA), effective June 14, 2001.

E.           Licensed Products (defined below) have been commercialized in the U.S. by a sublicensee of the Licensee and a certain related sublicense agreement has been terminated in 2007.

F.           NCSU and Licensee desire to have the Licensed Products further developed and again commercialized to benefit the public.

G.           NCSU and Licensee desire to consolidate and amend the four active exclusive license agreements under the Patent Rights upon the terms and conditions set forth in this Agreement.

Therefore, in consideration of these Recitals, any sums to be paid, any rights granted, and the mutual promises contained in this Agreement, the parties agree to the following:

TERMS AND CONDITIONS:

ARTICLE 1 – DEFINITIONS

For the purposes of this Agreement, the terms and phrases below have the following definitions:

1.01         “Affiliate” means any corporation or non-corporate entity that controls, is controlled by or is under the common control with a party.  A corporation or a non-corporate entity, as applicable, is deemed to be in control of another corporation if (a) it owns or directly or indirectly controls at least 50% of the voting stock of the other corporation or (b) in the absence of ownership of at least 50% of the voting stock of a corporation, or in the case of a non corporate entity, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-cooperate entity, as applicable.

1.02.	“Field of Use” means any and all uses.

1.03         “Material(s)” means [*], together with any progeny, mutants, derivatives, or replicated forms thereof, and all cells or plant tissues containing such material, including any replicated forms and derivatives thereof.

1.04         “Patent Rights” means (a) the patents and patent applications listed in Appendix A; (b) all applications claiming the benefit of the filing date or claiming priority for any of the foregoing patent applications, including without limitation all divisional applications, continuation applications, continuation-in-part applications, reissue applications, reexaminations and extensions, and all foreign corresponding or counterpart international, regional and national applications, and (c) any patent issuing or reissuing from any of the foregoing patent applications.  Notwithstanding the foregoing, Patent Rights does not include those patents and/or patent applications that, during the term of this Agreement, cease to be Patent Rights pursuant to Article 6.01 or Article 6.04.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.05	“Licensed Products” means any product or part thereof which:

(a)           is covered in whole or in part by an issued, unexpired claim or pending claim contained in the Patent Rights in the country in which any such product or part thereof is made, used or sold; or

(b)           uses a process, is manufactured by using a process or is employed to practice a process which is covered in whole or in part by an issued, unexpired claim or pending claim contained in the Patent Rights in the country in which such product or part thereof is used or sold; or

(c)           incorporates Materials.

1.06         “Licensed Service” means any service that is (a) provided by Licensee to a third party and (b) that utilizes Licensed Products.

1.07         “Net Sales” for the purpose of computing royalties under this Agreement means Licensee’s invoice price, f.o.b. factory, after deduction of regular trade and quantity discounts separately stated on the invoice, cigarette excise taxes directly imposed on the sale of Licensed Product and paid by Licensee or its manufacturer, and Master Settlement Agreement Payment(s) (as defined below), but before deduction of any other items, including but not limited to custom duties, freight allowances, and agents’ commissions.  For clarity, Master Settlement Payments shall only be deducted in the same quarterly payment period that such payments are actually paid by Licensee or its manufacturer. Notwithstanding the forgoing or anything to the contrary in this Agreement, in no instances shall the allowable deductions reduce gross sales by more than seventy percent (70%).  In order to assure NCSU the full royalty payments contemplated in this Agreement, Licensee agrees that in the event any Licensed Products are sold for purposes of resale either (1) to a corporation, firm, or association, or individual who owns a controlling interest in Licensee by stock ownership or otherwise, or (2) to a corporation, firm, or association in which Licensee or its stockholders own a controlling interest by stock ownership or otherwise, the royalties to be paid in respect to such Licensed Products will be computed on Net Sales at which the purchaser for resale sells such products rather than upon Net Sales of the Licensee.

1.08         “Sale or Sold” for purposes of computing royalties, means when invoiced, exchanged or otherwise transferred by gift or otherwise, including the use of Licensed Products by Licensee or any other person authorized by Licensee, except to the extent that such Licensed Products and/or Licensed Services are used strictly for Licensee’s research or for clinical trials performed by Licensee or an authorized agent of Licensee or third party researchers.  Where Licensed Products are not being sold, but are otherwise transferred, the price of such Licensed Products for the purposes of computing royalties will be the selling price at which products of similar kind and quality, sold in similar quantities, are currently being offered for sale by Licensee, or if such products are not currently being offered for sale by Licensee, the selling price of such Licensed Products for the purposes of computing royalties will be the average selling price at which products of similar kind and quality, sold in similar quantities, are then currently being offered for sale by other manufacturers.  Where such products are not currently sold or offered for sale by Licensee or others, then the price of such Licensed Products for the purpose of computing royalties will be Licensee’s cost of manufacture, determined by Licensee’s customary accounting procedures, plus fifty per cent (50%).

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.09        “Smoking Cessation Aid” means a product that is marketed to aid smokers to stop smoking or to reduce smoking of tobacco products, or to reduce or eliminate intake of nicotine.

1.10        “Territory” means the entire world.

1.12        “Master Settlement Agreement Payment(s)” means payments made by Licensee or its manufacturer according to the agreement between tobacco companies and the Attorneys General of 46 states, five U.S. territories and the District of Columbia in which tobacco companies must pay a per-carton fee for every carton of cigarettes sold.

1.13        Certain other defined terms have the meanings given them elsewhere in this Agreement.

ARTICLE 2 - LICENSE

2.01        Subject to the terms and conditions of this Agreement, NCSU grants to Licensee and Licensee accepts from NCSU an exclusive license for the Field of Use in the Territory to:

(a)	practice under the Patent Rights,
(b)	make, have made, use, lease, grow, have grown, import, export, market, have marketed, offer for sale, have offered for sale, sell and/or have sold Licensed Products,
(c)	possess, culture, use, modify, improve and employ the Materials, and/or
(d)	offer-for-sale, sell, use, and/or practice Licensed Services.

The rights granted in this Article 2.01 begin on the Effective Date and last until the end of the Term (as defined in Article 10.01), unless this Agreement is sooner terminated pursuant to the terms herein.

2.02        Licensee may grant sublicenses and extend the license granted to Licensee to its Affiliates. Any such sublicense or extension shall be subject to the terms of this Agreement and shall be no less favorable to NCSU than is this Agreement.  Licensee will provide NCSU a copy of each such sublicense agreement,  or extension to an Affiliate within thirty (30) days after execution of the subject agreement. Each sublicense will require (a) payment of royalties specified in Article 3.02 of this Agreement (b) records and reports as required in Article 5 of this Agreement and (c) insurance and indemnification as required in Article 14 of this Agreement.  Any Affiliate of Licensee to which this license is extended may sublicense its rights.  However, any sublicense will contain a prohibition on further sublicensing. Any sublicense or extension to an Affiliate, will not grant sublicensee or licensed Affiliate the right to enforce any Licensed Patent without the prior written consent of NCSU, such consent not to be unreasonably withheld.  Licensee shall be responsible for the performance of its sublicensees and licensed Affiliates insofar as performance is required to fulfill any of Licensee’s obligations under this Agreement, including but not limited to the payment of all fees and royalties due NCSU.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

2.03        NCSU retains the right, on behalf of itself and all other non-profit academic or governmental research institutions, to make and use for non-commercial research purposes, including sponsored research and collaborations, the subject matter described and claimed in Patent Rights.  As used herein, the term “non-commercial research purposes” means the use of Patent Rights for academic research or other not-for-profit or scholarly purposes which are undertaken at a non-profit or governmental institution that does not use Patent Rights in the production or manufacture of products for sale or the performance of services for a fee.  The NCSU Office of Technology Transfer (“NCSU OTT”) shall use reasonable efforts to have any non-profit or governmental institution execute a material transfer agreement if any Materials are transferred by NCSU.

2.04        Except as expressly provided herein, the license granted hereunder does not confer any rights upon Licensee by implication, estoppel or otherwise as to any technology or intellectual property (including, but not limited to, patent applications, patents, and know-how).

2.05        The United States Government may have acquired a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced throughout the world, for or on behalf of the United States, the inventions described in the Patent Rights.  The rights granted herein are additionally subject to the requirement that any products sold in the United States covered under the Patent Rights must be substantially manufactured in the United States to the extent required by 35 U.S.C. Sec. 204, and any and all other rights as set forth in Public Law 96-517, codified at 35 U.S.C. 200 et seq., and 37 CFR 401 et seq. Licensee agrees to comply with all obligations resulting from such government rights, if any.

2.06        If Licensee is unable or unwilling to serve or develop a potential market in any specific country or  territory for which there is a commercially viable company willing to be a commercial sublicensee, Licensee will, at NCSU’s request, negotiate in good faith a sublicense with any potential sublicensee.  Such good faith negotiations shall be initiated by Licensee within sixty (60) days of Licensee’s receipt of a written request from NCSU.

ARTICLE 3 - LICENSE FEE and ROYALTIES

3.01        Licensee must pay to NCSU the non-refundable, non-creditable milestone payment set forth in Appendix B (hereafter, “Performance Milestone Fee”).  The Performance Milestone Fee is due and payable within 30 days of Licensee’s achievement of such milestone.

3.02        At the times and in the manner set forth in this Agreement, Licensee must pay to NCSU a non-refundable, non-creditable running royalty on Net Sales of its and/or its licensed Affiliates’ Licensed Products and Licensed Services. The running royalty is calculated as follows:

(a)           [*] for Licensed Products that are [*];

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(b)           [*] for Licensed Products that are [*];

(c)           [*] for Licensed Products that are [*];

(d)           [*] for all other Licensed Products, including any by-products or extractions of Licensed Products, that are [*];

(e)           [*] for Licensed Services according to [*]; and

(f)           If any Licensed Product that is described in 3.02 (b) or (d) above [*], the [*].

3.03        Licensee shall pay to NCSU [*] of all non-royalty income received by Licensee as a result of its license to Patent Rights granted hereunder.  Non-royalty income shall include any income, revenue or other financial consideration such as sublicensing fees, option fees, milestone payments, or royalty advances (to the extent non-refundable) received by Licensee, except for income, revenue or other financial consideration that is received directly as a running royalty on actual sales of Licensed Product or Licensed Service.  It is agreed that Licensee shall not receive from a sublicensee anything of value in lieu of cash payments in consideration for any sublicense under this Agreement without the prior written permission of NCSU.

3.04        Licensee’s obligation to pay minimum annual royalties begins on January 1, 2010.  Non-refundable, non-creditable minimum annual royalties are payable to NCSU as specified below.  If actual royalties due under 3.02 in any year are greater than the minimum royalty payment due for that year, the minimum royalty will be credited against actual royalties due in that year.  Minimum annual royalties are as follows:

(a)           Calendar year 2010 – 2013:                                                      [*]

(b)	Calendar year 2014 and each calendar year thereafter in which this Agreement is in effect: [*]

3.05        Payments required under this Agreement shall be made on or before the due date or within thirty (30) days of any invoice date on invoices received from NCSU.  If  overdue, payments shall bear interest until payment at the rate for past-due accounts receivable set by the Secretary of the North Carolina Department of Revenue and in effect on the due date.  N.C.G.S. 105-241.1(i) and  N.C.G.S. 147-86.23.  The payment of such interest  does not foreclose NCSU from exercising any other rights it may have as a consequence of the lateness of the payment, including termination in accordance with Article 10.03 herein.

3.06        If Licensed Products or Licensed Services are sold in a currency other than United States dollars, the Net Sales shall first be determined in the foreign currency of the country in which such Licensed Products or Licensed Services are sold and then converted to United States dollars at the rate published by the Wall Street Journal (U.S. edition) for conversion of that foreign currency into United States dollars on the last day of the calendar quarter for which such Net Sales occur.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3.07        All payments due to NCSU under this Agreement must cite “NCSU Agreement 08935MA”, and must be made payable to “North Carolina State University.”  Such payments, as well as reports due to NCSU in accordance with Article 5.04, must be sent to NCSU at the address provided in Article 12 below.

ARTICLE 4 - DUE DILIGENCE REQUIREMENTS

4.01        As of the Effective Date, Licensee’s research and development and its former sublicensee’s commercialization of Licensed Products have satisfied Licensee’s due diligence obligations. Licensee and/or its licensed Affiliates must continue to use its best reasonable efforts to bring Licensed Products and/or Licensed Services to market through a thorough, vigorous and diligent program for exploitation of the Patent Rights, to develop or contract manufacturing capabilities, and to continue active, diligent marketing efforts for Licensed Products and/or Licensed Services throughout the term of this Agreement.  The parties agree that the Development and Commercialization Schedule established in attached Appendix C is reasonable. Variations from Appendix C must be expressly approved by NCSU in writing, such approval not to be unreasonably withheld.

4.02        NCSU may terminate this Agreement in accordance with Article 10 if Licensee fails to meet any of the Development/Commercialization milestones set forth in Appendix C unless such variations are expressly approved by NCSU in writing.  Should Licensee anticipate not meeting any such Development/Commercialization milestone, it may outline the reasons for this delay in writing to NCSU prior to the deadline and request a reasonable extension of time.  NCSU shall reasonably consider any such request from Licensee.

ARTICLE 5 – REPORTS AND RECORDS

5.01        Licensee and its licensed Affiliates must keep full, true and accurate books of accounts and other records containing all particulars necessary to properly ascertain and verify the amounts payable to NCSU hereunder.  These books of account must be kept at Licensee’s principal place of business or the principal place of business of the appropriate division of Licensee to which this Agreement relates for a minimum of five (5) years following the end of the calendar year to which they pertain.

5.02        NCSU shall have the right, from time to time and at reasonable times during normal business hours, through an independent certified public accountant, to examine the records of Licensee and its licensed Affiliates, including, but not limited to, sales invoice registers, sales analysis reports, original invoices, inventory records, price lists, sublicense and distributor agreements, accounting general ledgers, and sales tax returns, in order to verify the calculation of any royalties and/or fees payable under this Agreement.  Such examination and verification shall not occur more than once in any calendar year.  If any such examination and verification reveals an underpayment by Licensee to NCSU of more than 5% for any quarter examined, Licensee shall immediately pay NCSU the amount of such underpayment plus interest (in accordance with Article 3.05) and shall reimburse NCSU for all reasonable expenses incurred in the examination and verification of the records by the independent certified public accountant.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5.03        Six months after the Effective Date, and semi-annually thereafter, Licensee shall provide to NCSU progress reports detailing activities of Licensee relevant to Licensee’s Development and Commercialization Schedule.

5.04        After the first commercial sale of a Licensed Product or Licensed Service, and in addition to the reports required under Article 5.03, Licensee must render to NCSU quarterly a written report setting forth for the preceding calendar quarter all applicable information specified in Appendix D.  Each royalty report shall be accompanied by the payment of all royalties due for the calendar quarter preceding.  Reports tendered must include the calculation of royalties by product and by country in substantially the format provided in Appendix D.  Minimum annual royalties, if any, which are due NCSU for any calendar year must be paid by Licensee along with the written report due in the quarter following the end of the calendar year to which the minimum pertains.

ARTICLE 6 – PATENT PROSECUTION

6.01        NCSU will apply for, prosecute, and maintain during the term of this Agreement, all patents and patent applications specified as Patent Rights in the United States and in the foreign countries listed in Appendix A hereto.  Licensee must inform NCSU in writing which foreign countries, if any, in which Licensee desires patent protection and Appendix A will be amended in writing to reflect those designations.  NCSU may elect to seek or maintain patent protection in countries not so designated by Licensee, in which case NCSU and/or its other licensees of Patent Rights, if any, are responsible for all expenses attendant thereto.  However, in such instances, such patent applications or issued patents will not be Patent Rights (Appendix A shall be deemed to be so amended accordingly, if necessary) and Licensee forfeits all rights under this Agreement to such patent applications and resulting patents.

6.02        Licensee will be given reasonable opportunities to advise NCSU in the filing, prosecution, and maintenance of Patent Rights and will cooperate with NCSU in such filing, prosecution, and maintenance.  At Licensee’s request and expense, Licensee shall be provided with copies of all prosecution documents relating to Patent Rights so that Licensee may have the opportunity to offer comments and remarks thereon, such comments and remarks to be given due consideration by NCSU.  However, notwithstanding anything to the contrary in this Agreement, all decisions with respect to the filing, prosecution, and maintenance of Patent Rights are reserved solely to NCSU.

6.03        During the term of this Agreement, payment of all fees and costs relating to the filing, prosecution, and maintenance of the Patent Rights are the responsibility of Licensee, whether such fees and costs were incurred before or after the Effective Date.  Licensee must pay all such fees and costs within 30 days of receipt of an invoice for the same, and failure to pay such invoice within such 30-day period is a default hereunder for which NCSU may terminate this Agreement in accordance with Article 10.03.  Notwithstanding the foregoing, in the event that there are multiple Licensees of the Patent Rights, the patent costs shall be shared pro rata among the Licensees, with such sharing to reflect the scope of the license, field of use, and territory for each Licensee.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

6.04        If Licensee provides NCSU with written notification that it will no longer support the filing, prosecution, or maintenance of a specified patent(s) and/or patent application(s) within the Patent Rights, then Licensee's responsibility for fees and costs related to the filing, prosecution, and maintenance of such subject Patent Rights will terminate sixty (60) days after NCSU’s receipt of such written notification; however, in such instances, sixty (60) days after NCSU’s receipt of written notification, such patents and/or patent applications will no longer be included in Patent Rights (and Appendix A is deemed to be so amended accordingly), and Licensee surrenders all rights under this Agreement to such patents, patent applications, and any patents issuing therefrom (“Surrendered Patent Rights”).

6.05        To the extent reasonably practical, Licensee must mark any Licensed Product and/or Licensed Service sold in the United States and/or their containers, labels, and/or other packaging with all applicable United States patent numbers.  All Licensed Products or Licensed Services shipped to or sold in other countries must be marked in such a manner as to conform with the patent laws and practices of the country of manufacture or sale.

ARTICLE 7 - INFRINGEMENT OF THIRD-PARTY RIGHTS

7.01       As a condition of the rights granted in this License, Licensee agrees to defend, hold harmless and indemnify NCSU for and against any third party claim of patent infringement due to the Licensee’s or its Affiliate’s manufacture, use or sale of a Licensed Product or Licensed Service.

7.02        NCSU will give Licensee assistance, at Licensee’s expense, in the defense of any such infringement charge or lawsuit, as may be reasonably required.

ARTICLE 8 - INFRINGEMENT OF NCSU’s PATENT RIGHTS
BY THIRD PARTIES

8.01        Each Party to this Agreement must inform the other promptly in writing of any alleged infringement of which it becomes aware and of any available evidence of infringement by a third party of any patent within the Patent Rights.

8.02        If during the term of this Agreement Licensee becomes aware of any alleged infringement by a third party, Licensee has the right, but not the obligation, to either:

(a)           settle the infringement suit by sub-licensing the alleged infringer (but only in accordance with the provisions of this Agreement) or by other means reasonably acceptable to NCSU; or

(b)           prosecute at its own expense any infringement of the Patent Rights.  In the event Licensee prosecutes such infringement, Licensee may, for such purposes, request to use the name of NCSU as party plaintiff.  NCSU, at its discretion and with the permission of the Board of Governors of The University of North Carolina, may agree to become a party plaintiff, and costs associated therewith must be borne by Licensee.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8.03        If Licensee undertakes the enforcement and/or defense of the Patent Rights by litigation, including any declaratory judgment action, the total cost of any such action commenced or defended solely by Licensee shall be borne by Licensee.  Any recovery of damages by Licensee as a result of such action will be applied first in satisfaction of any unreimbursed expenses and attorneys’ fees of Licensee relating to the action, and second toward reimbursement of NCSU’s expenses, including attorneys’ fees, if any, relating to the action.  The balance remaining from any such recovery will be treated in accordance with Article 3.03.  Licensee is entitled to settle any such litigation by agreement, consent, judgment, voluntary dismissal, or otherwise.  If NCSU is a party to any such litigation, Licensee is entitled to settle any such litigation by agreement, consent, judgment, voluntary dismissal, or otherwise with the consent of NCSU, such consent may not be unreasonably withheld.

8.04        If Licensee does not institute legal action against the infringing activity within three (3) months of having been made aware and notified thereof, NCSU has the right, but is not obligated, to prosecute at its own expense any such infringement of the Patent Rights. In furtherance of that right, NCSU may use the name of Licensee as a party plaintiff in any such action.  The total cost of any such infringement action commenced or defended solely by NCSU must be borne by NCSU.  Any recovery by NCSU in such action will be applied first in satisfaction of any unreimbursed expenses and attorneys’ fees of NCSU relating to the action, and second toward reimbursement of Licensee’s expenses, including attorneys’ fees, if any, relating to the action.  The balance remaining from any such recovery belongs solely to NCSU.

8.05        In any infringement suit instituted by either party to enforce the Patent Rights, the other party must, at the request and expense of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

8.06        Any of the foregoing notwithstanding, if at any time during the term of this Agreement any of the Patent Rights are held invalid or unenforceable in a decision which is not appealable or is not appealed within the time allowed, Licensee has no further obligations to NCSU with respect to its future use or sale of any Licensed Product or Licensed Service covered solely by such Patent Rights.  Nevertheless, in such circumstances Licensee does not have a damage claim or a claim for refund or reimbursement against NCSU.

ARTICLE 9 – REGULATORY APPROVALS, PUBLICATION AND EXPORT

9.01        To the extent regulatory approval is required, Licensee must use its best efforts to have the Licensed Products and/or Licensed Services approved for marketing in those countries in which Licensee intends to sell Licensed Products and/or Licensed Services.  To accomplish these approvals at the earliest possible date, Licensee agrees to file or have filed any necessary data with appropriate government agencies as set forth in the Development and Commercialization Schedule in Appendix C.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9.02        If this Agreement terminates prior to the expiration of the Term for any reason, Licensee must, within [*] following such termination and at its own expense, and to the extent permitted by law, either (a) [*] or (b) [*].  Notwithstanding anything to the contrary in this Agreement, in the case that a [*].  However, it will remain subject to the provisions of [*].

9.03        This Agreement is subject to all United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities and technology.  It is understood that NCSU is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations under this Agreement are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by Licensee that Licensee will not export data or commodities to certain foreign countries without prior approval of such agency. NCSU makes no promise or representation that a license is not required nor that, if required, it will be issued.

ARTICLE 10 – TERM AND TERMINATION

10.01      Term.  This Agreement shall become effective upon the Effective Date and, unless sooner terminated in accordance with any of the provisions herein, shall remain in full force and effect until the date of expiration of the last to expire of the Patent Rights; provided, however, that in those countries in which no patent contained in the Patent Rights issues, this Agreement shall expire in such countries upon the earlier of (i) ten (10) years after the first commercial sale of a Licensed Product or (ii) December 31, 2019 (the “Term”).  On a country-by-country basis, unless this Agreement is otherwise sooner terminated in such country or countries and except for any Surrendered Patent Rights, upon the expiration of the applicable Term, all licenses and all other rights granted to Licensee under this Agreement shall become fully paid up, non-exclusive and perpetual.

10.02      Termination by Licensee.  Licensee may terminate this Agreement at its sole discretion by giving NCSU written notice at least ninety (90) days prior to such termination.  Should Licensee, at any time during the term of this Agreement, cease efforts to commercialize Licensed Products, Licensee shall so notify NCSU and this Agreement will terminate upon such notice.  It is understood that Licensee will remain responsible for all monetary payments or other obligations which accrue prior to the effective date of termination.

10.03      Termination by NCSU.  NCSU shall have the right to terminate this Agreement pursuant to Article 10.05 upon the occurrence of any one or more of the following events:

(a)	failure of Licensee to make any payment required pursuant to this Agreement when due;

(b)	failure of Licensee to meet the commercialization milestones as further provided in Article 4;

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(c)   failure of Licensee to render reports to NCSU as required by this Agreement;

(d)	the initiation by Licensee of any action that challenges the validity, enforceability or patentability of any Patent Rights; or

(e)	the breach by Licensee of any other material term of this Agreement.

10.04      Automatic Termination and Reversion of License.  Licensee shall give written notice to NCSU of [*].  This Agreement will terminate and the license will revert to NCSU without notice to Licensee upon [*].  Licensee’s [*] without notice to NCSU shall be deemed a material, pre-petition, incurable breach.

10.05      Exercise and Right to Cure.  In all cases of breach by Licensee under this Agreement, other than those set forth in Article 10.04, NCSU shall give Licensee sixty (60) days prior written notice of NCSU’s election to terminate.  Such notice must specify the articles of this Agreement which are claimed to have been breached and must contain a description of the event(s) or occurrence(s) claimed to constitute a breach.  In all cases, Licensee shall have sixty (60) days from the date of receipt of such notice to cure the claimed breach or to in good faith dispute the existence of a breach or entitlement to the remedy sought.   If the claimed breach is cured within sixty (60) days, this Agreement shall not terminate.  If Licensee fails to cure the breach within sixty (60) days of receipt of written notice by it, this Agreement shall terminate upon the expiration of the sixty (60) days.  Any notice of breach or termination shall not prejudice NCSU’s right to receive royalties or other sums due hereunder and shall not prejudice any cause of action or claim of NCSU accrued or to accrue on account of any breach or default by Licensee.

10.06      Post Termination.  Within sixty (60) days of termination of this Agreement in its entirety prior to the expiration of the Term, each Receiving Party must, upon the request and as directed by the Disclosing Party, return or destroy all confidential information of the Disclosing Party provided pursuant to Article 11 and all Materials within Licensee’s possession or control; provided, however, that each party may retain one copy for archival purposes.  Further, each Receiving Party must provide the other party with a written statement signed by an authorized representative of it certifying the return or destruction of all such confidential information or Materials.  Notwithstanding the foregoing, Licensee, its licensed Affiliates and sublicensees may continue to sell for six (6) months from the date such termination is effective in the ordinary course of business Licensed Products that are fully manufactured and in Licensee’s licensed Affiliates’ and sublicensees’ normal inventory on the date of termination, provided that Licensee pays NCSU any fees, royalties or other financial consideration due on such sales under this Agreement.

ARTICLE 11 - CONFIDENTIALITY

 11.01     NCSU and Licensee will each treat any information disclosed pursuant to Article 11.02 to it (the “Receiving Party”) by the other party (the “Disclosing Party”) with reasonable care and will not disclose such information to any other person, firm or corporation, except Affiliates bound by the obligations of confidentiality and restricted use set forth in this Article 11.  The Receiving Party may not use the Disclosing Party’s confidential information other than for the benefit of the parties hereto and in the performance of this Agreement.  These obligations of non-disclosure and restricted use remain in effect for each subject disclosure of confidential information while this Agreement is in effect and until the later of the date of termination of this Agreement or five (5) years from the date of disclosure.  However, neither party is obligated, with respect to confidential information disclosed to it, or any part thereof, which:

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(a)   is already known to the Receiving Party at the time of the disclosure;

(b)   becomes publicly known without the wrongful act or breach of this Agreement by the Receiving Party;

(c)   is rightfully received by the Receiving Party from a third party on a non-confidential basis;

(d)   is subsequently and independently developed by employees of the Receiving Party  who had no knowledge of the information, as verified by written records;

(e)   is approved for release by prior written authorization of the Disclosing Party; or

(f)    is disclosed pursuant to the requirements of applicable law or pursuant to any judicial or government requirement or order, provided that the party so disclosing takes reasonable steps to provide the other party sufficient prior notice in order to contest such request, requirement or order and provided that such disclosed confidential information otherwise remains subject to the obligations of confidentiality set forth in this Article 11.

11.02      NCSU and Licensee agree that any information to be treated as confidential information under this Article 11 must be disclosed in writing or in another tangible medium and must be clearly marked “CONFIDENTIAL.”  Information disclosed orally must be summarized and reduced to writing and communicated to the other party within 30 days of such disclosure.

11.03      Notwithstanding the foregoing, Licensee may use and disclose any confidential information related to the Patent Rights to investors, prospective investors, employees, consultants and agents with a need to know, collaborators, prospective collaborators and other third parties in the chain of manufacturing and distribution, but if and only if Licensee obtains from each such recipient a written confidentiality agreement, the provisions of which are at least as protective of NCSU’s confidential information as those provided in this Article 11.

11.04      Notwithstanding anything to the contrary in this Agreement, all information relating to filing, prosecution, maintenance, defense, infringement, and the like regarding the Patent Rights (no matter how disclosed) is the confidential information of NCSU and subject to the provisions of this Article 11.

ARTICLE 12 - NOTICES

12.01      For the purpose of all written communications and notices between the parties, their addresses are:

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

NCSU	Licensee

For delivery via the U.S. Postal Service

Office of Technology Transfer	22nd Century Limited, LLC
NORTH CAROLINA STATE UNIVERSITY	Attn: Joseph Pandolfino
Attn: [*]	8201 Main Street
Suite 6
Williamsville, NY 14221

For delivery via nationally/internationally
 recognized courier

Office of Technology Transfer
NORTH CAROLINA STATE UNIVERSITY
Attn: [*]

Or any other addresses of which either party shall notify the other party in writing.

12.02      The date of giving any such notice, request, report, statement, disclosure or other communications, and the date of making any payment hereunder required (provided such payment is received), is the date of the U.S. postmark of such envelope if marked or the actual date of receipt if not marked or if delivered by courier.

12.03      The parties agree that any 30-day, 60-day, 90-day or other notice resulting in a deadline under this Agreement must be sent with a delivery confirmation or tracking number and the date of giving any such notice shall be the date of delivery.  Any such notice sent by NCSU to Licensee, in addition to Licensee’s address in Article 12.01, shall also be copied on the same date to the following address:

22nd Century Limited, LLC
c/o Phillips Lytle, LLP
3400 HSBC Center
Buffalo, NY 14203

ARTICLE 13 - ASSIGNMENT

13.01       This Agreement is binding upon and inures to the benefit of the respective successors and assigns of the parties hereto.  This Agreement may not be assigned by NCSU or Licensee except in connection with the sale or other transfer of Licensee’s entire business or that part of Licensee’s business to which this Agreement relates.  Licensee shall give NCSU thirty (30) days prior written notice of such assignment or transfer.  Any other assignment of this Agreement without the prior written consent of the other party shall be void.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 14 - INDEMNITY, INSURANCE, REPRESENTATIONS, STATUS

14.01      NCSU, and its trustees, officers, employees, students, and agents (collectively, “NCSU Indemnitees”) will be indemnified, defended by counsel selected by Licensee and reasonably acceptable to NCSU, and held harmless by Licensee from and against any claim, liability, cost, expense, damage, deficiency, loss or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “Claims”) based upon, arising out of, or otherwise relating to utilization of the Materials or Patent Rights (including without limitation with respect to the growing, development, production, manufacture, sales, marketing, use, consumption or advertisement of the Licensed Products) by Licensee, its Affiliates, successors, assigns, or parties contracting therewith, including, but not limited to, any action arising from the exercise of the license(s) granted herein and any action relating to product liability.   An NCSU Indemnitee shall provide Licensee with reasonably prompt written notice of a Claim or the commencement of any claim, demand, proceeding, action or suit originated by a third party (collectively, “Proceeding”) in respect thereto.  Licensee shall have the right to compromise or settle such Proceeding; provided, however, that (i) no compromise or settlement of any such Proceeding may be effected by Licensee without the consent of NCSU unless (i) there is no finding or admission of any violation of law or the rights of any person by an Indemnified Person, (ii) no such compromise or settlement has an adverse effect on any other claims that may be made by an Indemnified Person against Licensee, and (iii) the sole remedy provided thereunder is monetary damages which will be paid in full by Licensee and Licensee reasonably demonstrates its financial capacity to do so.

14.02      Licensee must maintain in force throughout the term of this Agreement or for five (5) years after the last commercial sale of a Licensed Product or Licensed Service, whichever is later, at its sole cost and expense, with a licensed and reputable insurance company, commercial general liability insurance coverage [*].  NCSU has the right to ascertain from time to time that such coverage exists, such right to be exercised in a reasonable manner.

14.03      Prior to commercializing any Licensed Product, if available at commercially reasonable rates, Licensee shall obtain product liability insurance for Licensed Products, which will remain in effect for five (5) years after the last commercial sale of a Licensed Product, [*].  If, as is presently the case, product liability insurance is not available at [*] for Licensed Products, Licensee shall provide to NCSU an affidavit signed by an authorized officer of Licensee on behalf of Licensee stating that (1) Licensee has attempted to obtain product liability insurance and (2) product liability insurance is not available at [*].

14.04      NCSU represents that as of the Effective Date it owns the Patent Rights in the Field of Use free and clear of all liens, claims and encumbrances and has the sole and unrestricted right to grant the license provided in this Agreement, subject to the limitations set forth in Articles 2.03 and 2.05.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

14.05       OTHER THAN AS PROVIDED IN ARTICLE 14.04, NCSU MAKES NO WARRANTIES OF ANY KIND.  IN PARTICULAR, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE NOR IS THERE A WARRANTY THAT THE USE OF THE PATENT RIGHTS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHTS.  IN ADDITION, NOTHING IN THIS AGREEMENT MAY BE DEEMED TO BE A REPRESENTATION OR WARRANTY BY NCSU OF THE VALIDITY OF ANY OF THE PATENTS OR THE ACCURACY, SAFETY, EFFICACY, OR USEFULNESS, FOR ANY PURPOSE, OF THE PATENT RIGHTS.  NCSU HAS NO OBLIGATION, EXPRESS OR IMPLIED, TO SUPERVISE, MONITOR, REVIEW OR OTHERWISE ASSUME RESPONSIBILITY FOR THE PRODUCTION, MANUFACTURE, TESTING, MARKETING OR SALE OF ANY LICENSED PRODUCT OR LICENSED SERVICE.  NCSU HAS NO LIABILITY WHATSOEVER TO LICENSEE OR ANY THIRD PARTIES FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED UPON LICENSEE OR ANY OTHER PERSON OR ENTITY, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM:

(a)	the production, use, practice, lease, or sale of any Licensed Product or Licensed Service;
(b)	the use of the Patent Rights; or
(c)	any advertising or other promotional activities with respect to any of the foregoing.

ARTICLE 15 - USE OF A PARTY'S NAME

15.01      Neither party may, without the prior written consent of the other party:

(a)           use in any publication, advertising, publicity, press release, promotional activity or otherwise, any trade-name, personal name, trademark, trade device, service mark, symbol, image, icon, or any abbreviation, contraction or simulation thereof owned by the other party;

(b)           use the name or image of any employee or agent of the other party in any publication, publicity, advertising, press release, promotional activity or otherwise; or

(c)           represent, either directly or indirectly, that any product or service of the other party is a product or service of the representing party or that it is made in accordance with or utilizes the information or documents of the other party.

ARTICLE 16 – SEVERANCE AND WAIVER

16.01      Each clause of this Agreement is a distinct and severable clause and if any clause is deemed illegal, void or unenforceable, the validity, legality or enforceability of any other clause or portion of this Agreement will not be affected.

16.02      The failure of a party in any instance to insist upon the strict performance of the terms of this Agreement is not a waiver or relinquishment of any of the terms of this Agreement, either at the time of the party’s failure to insist upon strict performance or at any time in the future, and such terms will continue in full force and effect.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 17 – TITLES AND DRAFTING

17.01      All titles and article headings contained in this Agreement are inserted only as a matter of convenience and reference.  They do not define, limit, extend or describe the scope of this Agreement or the intent of any of its provisions.

17.02      For purposes of construing this Agreement, each of the parties shall be deemed the drafter of this Agreement.

ARTICLE 18 – SURVIVAL OF TERMS

18.01      The provisions of Articles 1, 5.01, 5.02, 7, 9.02, 10.05, 10.06, 11, 12, 14, 15, 16, 17, 18, 19 and 21 shall survive the expiration or termination of this Agreement.

ARTICLE 19 – GOVERNING LAW

19.01      This Agreement is entered into in the State of North Carolina and must be interpreted in accordance with and its performance governed by the laws of the State of North Carolina, without reference to its conflicts of laws provisions.  Any and all litigation relating to this Agreement or the parties’ performance hereunder must be in the State Courts of North Carolina with the venue being Wake County.  The parties consent to the jurisdiction of those courts.

ARTICLE 20 - ENTIRE UNDERSTANDING

20.01      This Agreement represents the entire understanding between the parties, and supersedes all other agreements, express or implied, between the parties concerning the subject matter hereof, and is not subject to any change or modification except by the execution of a written instrument subscribed to by authorized representatives of the parties.

ARTICLE 21 – ELECTRONIC COPY

21.01      The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used.  The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

NORTH CAROLINA STATE UNIVERSITY		LICENSEE

By:		By:
Name:	Billy B. Houghteling	Name:	Joseph Pandolfino
Title:	Director	Title:	President

Date:		Date:

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDICES

APPENDIX A—PATENT RIGHTS

APPENDIX B – MILESTONE FEE

APPENDIX C – DEVELOPMENT AND COMMERCIALIZATION SCHEDULE

APPENDIX D—ROYALTY REPORT FORM

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX A—PATENT RIGHTS

5051-471 FAMILY NCSU Reference No. 00-005
Entitled: Molecular Decoys
MBSS Ref. No.	Country	Application Type	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date	Parent/Priority Information	Status
5051-471	US	Utility	09/941,042	8/28/2001	6,911,541	6/28/2005	8/28/2021	Utility of 60/229,198	G
5051-471XX	US	National Phase	10/363,069	8/28/2000	7,192,771	3/20/2007	7/24/2022	National Phase of PCT/US01/26788	G
5051-471-CH	Switzerland	Foreign	01966318.6	8/28/2001	1313868	7/19/2006	8/28/2021	EP 01966318.6	G
5051-471-CN	China	Foreign	01818146.5	8/28/2001	ZL01818146.5	8/8/2007	8/28/2021	PCT/US01/26788	G
5051-471-DE	Germany	Foreign	01966318.6	8/28/2001	601 21 603.2	7/19/2006	8/28/2021	EP 01966318.6	G
5051-471-EP	Europe	Foreign	1966318.6	8/28.2001	131868	7/19/2006	8/28/2021	National Phase of PCT/US01/26788	G
5051-471-ES	Spain	Foreign	01966318.6	8/28/2001	1313868	7/19/2006	8/28/2021	EP 01966318.6	G
5051-471-FR	France	Foreign	01966318.6	8/28/2001	1313868	7/19/2006	8/28/2021	EP 01966318.6	G
5051-471-GB	Great Britian	Foreign	01966318.6	8/28/2001	1313868	7/19/2006	8/28/2021	EP 01966318.6	G
5051-471-HK	Hong Kong	Foreign	0318729.8	8/28/2001	HK1057383	4/27/2007	8/28/2021	EP 01966318.6	G
5051-471-IT	Italy	Foreign	01966318.6	8/28/2008	1313868	7/19/2006	8/28/2021	EP 01966318.6	G

STATUS KEY
G = Granted

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5051-294 FAMILY NCSU Reference No. 95-104 Title: Root Cortex Promoter
MBSS Ref. No.	Country	Appliction Type	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date	Parent/Priority Information	Status
5051-294	US	Utility	08/508,786	7/28/1995	5,837,876	11/17/1998	7/28/2015		G
5051-294-AU	Australia	Foreign	199665959	7/24/1996	709691	12/16/1999	7/24/2016	PCT/US96/12158	G
5051-294-BR	Brazil	Foreign	PI9609958-5	7/24/1996	PI9609958-5	8/1/2006	7/24/2016	PCT/US96/12158	G
5051-294-CA	Canada	Foreign	2228046	7/24/1996	2228046	4/8/2003	7/24/2016	PCT/US96/12158	G
5051-294-CA2	Canada	Foreign Divisional	2350843	7/24/1996	23 50843	10/16/2007	7/24/2016	Divisional of 2228046	G
5051-294-CH	Switzerland	Foreign	969254473	7/24/1996	0 842 285	12/20/2006	7/24/2016	EP 96925447.3	G
5051-294-CN	China	Foreign	96197068.5	7/24/1996	ZL_96197068.5	6/23/2004	7/24/2016	PCT/US96/12158	G
5051-294-DE	Germany	Foreign	969254473	7/24/1996	696 36 782.3-08	12/20/2006	7/24/2016	EP 96925447.3	G
5051-294-EP	Europe	Foreign	96925447.3	7/24/1996	0842285	12/20/2006	7/24/2016	PCT/US96/12158	G
5051-294-ES	Spain	Foreign	969254473	7/24/1996	0 842 285	12/20/2006	7/24/2016	EP 96925447.3	G
5051-294-FR	France	Foreign	969254473	7/24/1996	0 842 285	12/20/2006	7/24/2016	EP 96925447.3	G
5051-294-GB	Great Britian	Foreign	969254473	7/24/1996	0 842 285	12/20/2006	7/24/2016	EP 96925447.3	G
5051-294-HK	Hong Kong	Foreign	99101707.4	7/24/1996	HK 1016653	12/31/2004	7/24/2016	EP 96925447.3	G
5051-294-IE	Ireland	Foreign	969254473	7/24/1996	0 842 285	12/20/2006	7/24/2016	EP 96925447.3	G
5051-294-IT	Italy	Foreign	969254473	7/24/1996	68498BE/2007	12/20/2006	7/24/2016	EP 96925447.3	G
5051-294-JP	Japan	Foreign	507703/1997	7/24/1996	3565562	6/18/2004	7/24/2016	PCT/US96/12158	G
5051-294-NZ	New Zealand	Foreign	313474	7/24/1996	313474	5/18/1999	7/24/2016	PCT/US96/12158	G

STATUS KEY
G = Granted

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5051-530 FAMILY NCSU Reference No. 01-051
ENTITLED: Putrescine-N-Methyltransferase Promoter
MBSS Ref. No.	Country	Application Type	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date	Parent/ Priority Information	Status
5051-530	US	Utility	10/416,120	5/2/2003	7,189,570	3/13/2007	1/7/2023	National Phase of PCT/US01/47371	G
5051-530-EP	Europe	Foreign	01990934.0	11/7/2001	1368467	4/25/2007	11/7/2021	PCT/US01/47371	G
5051-530-GB	Great Britain	Foreign	019909340	11/7/2001	1368467	4/25/2007	11/7/2021	PCT/US01/47371	G

STATUS KEY
G= Granted
C = Closed

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5051-338 FAMILY NCSU Reference No. 97-074
ENTITLED: Regulation of Quinolate Phosphoribosyl Transferase Expression

MBSS Ref. No.	Country	Application Type	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date	Parent /Priority Information	Status
5051-338	US	Utility	09/021,286	2/10/1998	6,586,661	7/1/2003	2/10/2018	Utility of 60/049,471	G
5051-338CT (allowed)	US	Continuation	09/963,340	9/24/2001				Continuation of 09/021,286	P
5051-338CT2	US	Continuation	10/356,076	1/31/2003	7,304,220	12/4/2007	7/29/2019	Continuation of 09/021,286	G
5051-338CT3	US	Continuation	11/416,887	5/3/2006				Continuation of 10/356,076	P
5051-338CT4	US	Continuation	11/416,574	5/3/2006				Continuation of 10/356,076	P
5051-338CT5	US	Continuation	11/416,568	5/3/2006	7,425,670	9/16/2008	2/10/2018	Continuation of 10/356,076	G
5051-338CTDV	US	Divisional	10/748,789	12/30/2003	7,408,098	8/5/2008	5/15/2019	Divisional of 09/963,340	G
5051-338DV	US	Divisional	09/431,976	10/29/1999	6,423,520	7/23/2002	2/10/2018	Divisional of 09/021,286	G
5051-749CT	US	Continuation	11/417,682	5/2/2006				Continuation of 10/356,076	P
5051-338-AP	Africa	Foreign	AP/P/99/01680	6/10/1998	AP_1169	5/31/2003		PCT/US98/11893	G
5051-338-AT	Austria	Foreign	98926456.9	6/10/1998	0991766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-AU	Australia	Foreign	78291/98	6/10/1998	748514	9/19/2002	6/10/2018	PCT/US98/11893	G
5051-338-AU2	Australia	Foreign Divisional	2002300895	6/10/1998	2002300895	7/20/2006	6/10/2018	Divisional of AU 78291/98	G
5051-338-AU3-22	Australia	Foreign Divisional	2004203879	6/10/1998	2004203879	3/16/2007	6/10/2018	Divisional of AU 78291/98	G
5051-338-BE	Belgium	Foreign	989264569	6/10/1998	0991766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-BG	Bulgaria	Foreign	103886	6/10/1998	64319	3/17/2004	6/10/2018	PCT/US98/11893	G
5051-338-BR	Brazil	Foreign	PI9810870-0	6/10/1998				PCT/US98/11893	P
5051-338-BR2-22	Brazil	Foreign Divisional	PI9816179-2	6/10/1998				Divisional of PI 98/0870-0	P
5051-338-CA	Canada	Foreign	2,287,776	6/10/1998				PCT/US98/11893	P
5051-338-CA2-22	Canada	Foreign Divisional	2,484,366	6/10/1998				Divisional of CA 2,287,776	P
5051-338-CH	Switzerland	Foreign	989264569	6/10/1998	991766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-CN	China	Foreign	98805370.5	6/10/1998				PCT/US98/11893	P

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5051-338-CN2-22	China	Foreign Divisional	ZL200410064111.5	6/10/1998	ZL*10064115	3/14/2007	6/10/2018	Divisional of CN 98805370.5	G
5051-338-CU	Cuba	Foreign	206/99	6/10/1998	23174	8/4/2006	6/10/2013	PCT/US98/11893	G
5051-338-CU2-22*	Cuba	Foreign Divisional	101/2006	6/10/1998	23275	3/18/2008	6/10/2013	Divisonal of CU 206/99	G
5051-338-CY	Cyprus	Foreign	EP 98926456.9	6/10/1998	CY1102132	3/17/2004		EP 98926456.9	G
5051-338-CZ	Czech Republic	Foreign	1999-3677	6/10/1998	297379	10/12/2006	6/10/2018	EP 98926456.9	G
5051-338-DE	Germany	Foreign	989264569	6/10/1998	698_22_463.9-08	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-DK	Denmark	Foreign	989264569	6/10/1998	DK/EP 0991766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-EA	Eurasia	Foreign	200000007	6/10/1998	004652	6/24/2004	6/10/2018	PCT/US98/11893	G
5051-338-EA2-22	Eurasia	Foreign Divisional	200400186	6/10/1998	009898	4/28/2008	6/10/2018	Divisional of EA 200400186	G
5051-338-EP	Europe	Foreign	98926456.9	6/10/1998	0991766	3/17/2004	6/10/2018	PCT/US98/11893	G
5051-338-EP1-22	Europe	Foreign Divisional	04004191.5	6/10/1998				Divisional of EP 98926456.9	P
5051-338-EP2	Europe	Foreign Divisional	04004192.3	6/10/1998				Divisional of EP 98926456.9	P
5051-338-ES	Spain	Foreign	989264569	6/10/1998	0_991_766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-FI	Finland	Foreign	991766	6/10/1998	FI/EP 0991766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-FR	France	Foreign	98926456.9	6/10/1998	0991766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-GB	Great Britain	Foreign	989264569	6/10/1998	0_99_1766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-GR	Greece	Foreign	989264569	6/10/1998	3049511	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-HK	Hong Kong	Foreign	00106489.5	6/10/1998	HK1027379	8/20/2004	6/10/2018	PCT/US98/11893	G
5051-338-HK1-22	Hong Kong	Foreign Divisional	04107697.7	6/10/1998				Divisional of HK 00106489.5	P
5051-338-HK2	Hong Kong	Foreign	05102204.3	6/10/1998				PCT/US98/11893	P
5051-338-HU	Hungary	Foreign	P0003767	6/10/1998	225888	10/24/2007	6/10/2018	PCT/US98/11893	G
5051-338-ID	Indonesia	Foreign	W-991260	6/10/1998	0 010 592	4/23/2003	6/10/2018	PCT/US98/11893	G
5051-338-IE	Ireland	Foreign	989264569	6/10/1998	0991766	3/17/2005	6/10/2018	EP 98926456.9	G
5051-338-IL	Israel	Foreign	132,184	6/10/1998				PCT/US98/11893	P
5051-338-IL2	Israel	Foreign Divisional		6/10/1998				Divisonal of IL 132,184	P
5051-338-IN	India	Foreign	1627/DEL/98	6/12/1998				PCT/US98/11893	P
5051-338-IN2	India	Foreign Divisional	10/DEL/03	6/12/1998				Divisional of IN 1627/DEL/98	P
5051-338-IT	Italy	Foreign	989264569	6/10/1998	69598-BE	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-JP	Japan	Foreign	503075/1999	6/10/1998	4095678	3/14/2008	6/10/2018	PCT/US98/11893	G
5051-338-JP2-22	Japan	Foreign Divisional	2004-155034	6/10/1998				Divisional of JP 503075/1999	P

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5051-338-JP3	Japan	Foreign Divisional	2008-001397	6/10/1998				Divisional of JP 503075/1999	P
5051.338JP4	Japan	Foreign Divisional	NA	2/26/2009				Divisional of JP 2008-001387	P
5051-338-KR	Korea	Foreign	99-7011675	6/10/1998	365969	12/11/2002	6/10/2018	PCT/US98/11893	G
5051-338-LU	Luxembourg	Foreign	989264569	6/10/1998	0991766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-MC	Monaco	Foreign	989264569	6/10/1998	0991766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-MN	Mongolia	Foreign	2408	6/10/1998	1648	5/1/2000	6/10/2018	PCT/US98/11893	G
5051-338-MX	Mexico	Foreign	PA/A/1999/011625	6/10/1998	231004	10/3/2005	6/10/2018	PCT/US98/11893	G
5051-338-MX2-22	Mexico	Foreign Divisional	PA/A/2005/001830	6/10/1998				Divisional of MX PA/A/1999/011625	P
5051-338-NL	Netherlands	Foreign	0991766 EUR (NL)	6/10/1998	0991766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-NO	Norway	Foreign	19996169	6/10/1998	324872	12/17/2007	6/10/2018	PCT/US98/11893	G
5051-338-NZ	New Zealand	Foreign	500963	6/10/1998	500963	1/10/2002	6/10/2018	PCT/US98/11893	G
5051-338-OA	Africa	Foreign	99/00257	6/10/1998	11219	6/12/2000	6/10/2018	PCT/US98/11893	G
5051-338-PL (allowed)	Poland	Foreign	P-337 442	6/10/1998				PCT/US98/11893	P
5051-338-PL2-22	Poland	Foreign Divisional	P-379455	6/10/1998				Divisional of PL P-379455	P
5051-338-PT	Portugal	Foreign	989264569	6/10/1998	0_991_766	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-RO	Romania	Foreign	99-01306	6/10/1998				PCT/US98/11893	P
5051-338-SE	Sweden	Foreign	98926456.9	6/10/1998	EP-SE-21013531	3/17/2004	6/10/2018	EP 98926456.9	G
5051-338-SG	Singapore	Foreign	9904760-7	6/10/1998	68260	12/19/2001	6/10/2018	PCT/US98/11893	G
5051-338-TR	Turkey	Foreign	1999/02728	6/10/1998	TR 1999 02728	3/21/2001	6/10/2018	PCT/US98/11893	G
5051-338-UA	Ukraine	Foreign	99126735	6/10/1998	72187	2/15/2005	6/10/2018	PCT/US98/11893	G
5051-338-UZ	Uzbekistan	Foreign	2001 0376	6/10/1998	2001 0376	11/29/2006	6/10/2018	PCT/US98/11893	G
5051-338-VN	Viet Nam	Foreign	S20000018	6/10/1998	3728	8/18/2003	6/10/2018	PCT/US98/11893	G
5051-338-YU	Yugoslavia	Foreign	P-64899	6/10/1998	49677	8/6/2007	6/10/2018	PCT/US98/11893	G

STATUS KEY
G = Granted
P = Pending

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX B – MILESTONE FEE

[*] to be paid upon [*].

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX C – DEVELOPMENT AND COMMERCIALIZATION SCHEDULE

[*] – Licensee will have [*].

[*] – Licensee will have [*].

[*] – Licensee will have [*].

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX D—ROYALTY REPORT FORM

22nd Century Limited, LLC. License Agreement Royalty Report for the Period

____________through__________

Instructions:  Please fill in all boxes (write "none" if not applicable), and sign and date at bottom.  All article numbers refer to the License Agreement.

Please complete the following and sign and date at the bottom EVEN IF THERE HAS BEEN NO ACTIVITY in reporting period.

Number of transactions by Company, Inc.

Answer this section only if there has been Licensed Product/Process activity in reporting period.

Date of Transaction	Type of Transaction	By ____	Product or Process Type (name and id number)	Total Billings	Deductions per § __ (specify type)	Royalties Due	Customer Name and Address	NCSU Patent(s) Number(s).*

Number of Royalty Report continuation sheets attached________

Total amount enclosed  $_______________

22nd Century Limited, LLC.

By: _____________________________	Date: __________________

Name and Title: _________________________________________

*NCSU Patent Number(s) should come from the list of Patent Rights (Appendix A)

Note that Transactions can involve either individual Inventions, or any combination of the Inventions listed above.

Please contact the OTT Senior Financial Manager at 919-515-7199 with any questions.